SEPARATION AND CONSULTING AGREEMENT


      This Separation and Consulting Agreement ("Agreement"), effective as of May 16, 2007 (the "Effective Date"), is entered into by and between National Investment Managers, Inc. (the "Company") and Leonard Neuhaus ("Executive") (collectively, the "Parties" and, each, a "Party").

      Whereas, the Company has employed Executive pursuant to various employment agreements and in various positions, most recently as a Chief Operating Officer pursuant to the terms of an Employment Agreement entered into as of December 11, 2006 (the "Employment Agreement");

      Whereas, Executive and the Company mutually have agreed that, pursuant to the terms hereof, Executive has resigned (i) from his position as Chief Operating Officer of the Company and (ii) as an officer and/or member of the Board of Directors of those affiliates of the Company in which he holds such positions (collectively, the "Affiliates"); and

      Whereas, the Company and Executive wish for Executive to continue with the Company as a consultant pursuant to the terms hereof.

      Now Therefore, in consideration of the mutual promises and agreements contained in this Agreement, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

      1. Resignation of Employment and Related Positions. The Parties acknowledge and agree that, as of the Effective Date, Executive has resigned (i) his employment as Chief Operating Officer of the Company and (ii) his positions as officer and/or member of the Board of Directors of the Affiliates, thereby effecting Executive's termination as an Executive of the Company and as an officer and/or member of the Board of Directors of the Affiliates. The Company will pay Executive on or before the first regularly scheduled pay date on or after the Effective Date (i) any and all outstanding wages due through the Effective Date and (ii) business expenses incurred per existing Company policies through the Effective Date. Beginning on the Effective Date, the Company and Executive hereby agree to terminate the Employment Agreement and the Employment Agreement shall be of no further force and effect as of such date.

      2. Additional Payments and Benefits. The Company will provide Executive with the payments and benefits set forth in this paragraph 2 (collectively, "Severance Benefits"). The Severance Benefits are separate and apart from the payments and benefits to be provided to Executive under his consulting relationship with the Company as provided for in paragraph 18 below.

            a. Salary Continuation. Beginning on the Effective Date, the Company shall provide Executive with salary continuation in an amount equal to the Executive's base salary on the Effective Date, less deductions and withholdings required by law, on regularly scheduled paydays commencing on the day after the Effective Date and continuing through the end of the term of the Employment Agreement (i.e., March 31, 2008). The salary continuation payments shall be made by direct deposit into Executive's bank account previously used by the Company.


Separation and  Consulting  Agreement,
effective as of May 16, 2007, between
National Investment Managers, Inc. and                             Company:_____
Leonard Neuhaus                                                  Executive:_____

Notwithstanding  the  foregoing,  in  the  event  of a  Change  in  Control  (as hereinafter defined) or upon the Company raising at least an aggregate of ten million dollars, the Company's obligations under this paragraph 2a. shall be accelerated and the Company shall immediately pay to Executive in a lump sum by check any and all remaining amounts due pursuant to this paragraph 2a. that would have been payable through March 31, 2008. For the purposes of this Agreement, the term "Change of Control" shall mean (1) an Ownership Change Event or a series of related Ownership Change Events (collectively, the "Transaction") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "Transferee Corporation(s)"), as the case may be, provided, however, that an equity or convertible securities financing by the Company shall be deemed an Ownership Change Event or Transfer of Control for the purposes of this paragraph. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive. An "Ownership Change Event" shall be deemed to have occurred if any of the following occurs with respect to the Company:


            (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii)

            (ii)  a merger or consolidation in which the Company is a party;

            (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or

            (iv)  a liquidation or dissolution of the Company.

            b. Restricted Stock. 100,000 shares of the Company's Common Stock shall be issued to Executive upon Executive's execution and delivery to the Company of this Agreement, of which 50,000 shares are for consulting services. Such 100,000 shares of Common Stock do not include the 50,000 shares of Common Stock previously issued to Executive under the Employment Agreement, which 50,000 shares, together with the 100,000 shares being issued pursuant to this paragraph shall collectively be referred to herein as the "Restricted Stock."


Separation and  Consulting  Agreement,
effective as of May 16, 2007, between
National Investment Managers, Inc. and                             Company:_____
Leonard Neuhaus                                                  Executive:_____

            c. Stock Warrant. The Company hereby confirms and acknowledges that Executive is currently in possession of a fully vested Common Stock Purchase Warrant (the "Warrant") to purchase 317,200 shares of Common Stock (as defined therein) at an exercise price per share equal to $0.1667. The Parties acknowledge and agree that, upon Executive's election to purchase Common Stock under the Warrant, the exercise price therefor may, at the Executive's option, be payable by Executive by cashless exercise, and, to effectuate such cashless exercise, the number of shares issuable upon exercise of the Warrant shall be reduced by that number of shares equal to the quotient of the aggregate exercise price divided by the fair market value per share of the Company's Common Stock on the date of exercise. To the extent that the terms of this paragraph conflict with those of the Warrant, the terms of this paragraph shall govern; otherwise, the terms of the Warrant shall continue to govern the purchase of Common Stock thereunder.

            d. 2005 Stock Options. The Company hereby confirms and acknowledges that all 400,000 stock options (collectively, the "2005 Stock Options") granted to Executive pursuant to the Stock Option Contract - Grant of Incentive Stock Option dated as of March 1, 2006 between the Company and Executive (the "Option Agreement") and subject to the Company's 2005 Stock Option Incentive Plan (the "Option Plan") are fully vested at an exercise price per share equal to $1.00. The Parties acknowledge and agree that, upon Executive's election to exercise any of the 2005 Stock Options, the exercise price therefor may, at the Executive's option, be payable by Executive by cashless exercise, and, to effectuate such cashless exercise, the number of shares issuable upon exercise of any of the 2005 Stock Options shall be reduced by that number of shares equal to the quotient of the aggregate exercise price divided by the fair market value per share of the Company's Common Stock on the date of exercise. The 2005 Stock Options shall be exercisable in accordance with the terms set forth in the Option Agreement and the Option Plan. To the extent that the terms of this paragraph conflict with those of the Option Agreement or the Option Plan, the terms of this paragraph shall govern; otherwise, the 2005 Stock Options shall continue to be governed by, and subject to, the terms of the Option Agreement and the Option Plan.

            e. Continuation of Existing Health and Insurance Benefits. If Executive elects to continue Executive's existing health insurance coverage under COBRA (see paragraph 6 below), the Company will pay directly to the insurance carrier the full monthly premium cost for such coverage for himself and his eligible dependents and family members for a period of 12 months commencing on the Effective Date. Additionally, for a period of 12 months commencing on the Effective Date (the "Benefit Period"), the Company shall provide, at the Company's full expense, continuation of the other health and insurance related benefits received by Executive and/or his dependents and family members immediately preceding Executive's resignation of his employment with the Company, including, without limitation, life insurance, short-term and long-term disability insurance and the executive benefit plan. The Company agrees to pay such insurance-related costs directly to the applicable insurance carrier. The Company also agrees to reimburse Executive for amounts due him under the executive benefit plan, by check payable and mailed to Executive, within 5 days of Executive's submission of the necessary paperwork therefor.


Separation and  Consulting  Agreement,
effective as of May 16, 2007, between
National Investment Managers, Inc. and                             Company:_____
Leonard Neuhaus                                                  Executive:_____

            f. Computer. The Company hereby transfers to Executive all rights, title and interest in the Sony Vaio notebook computer it provided to Executive in connection with Executive's employment, provided, however, that all Company information contained therein is first transferred electronically to the Company and subsequently deleted.

      3. Indemnification; Directors and Officers Insurance. The Company shall defend, indemnify and hold harmless Executive (and his heirs and personal representatives) from and against any losses, claims, damages or liabilities related to, arising out of or in connection with Executive being or having been a former officer of the Company, a former officer and/or, member of the Board of Directors of any Affiliate and a consultant to the Company, to the fullest extent permitted by applicable law, and will reimburse Executive against any costs, attorney's fees and expenses, as incurred (including but not limited to investigating, preparing pursuing or defending any Claim (as hereinafter defined)), by Executive in connection with any investigation, claim, action, suit or proceeding, pending or threatened (hereinafter, a "Claim"), to which Executive may be made a party, or subject to, by reason of his being or having been an officer of the Company, a former officer and/or member of the Board of Directors of any Affiliate and/or a consultant to the Company, or because of actions taken by Executive which were believed by Executive to be in the best interests of the Company and/or Affiliates and not in violation of applicable law, and Executive shall be entitled to be covered by any directors' and officers' liability insurance policies which the Company maintains for the benefit of its directors and officers, subject to the limitations of any such policies. The Company shall have the right to assume, with legal counsel of its choice, who shall be reasonably acceptable to Executive, the defense of Executive in any such action, suit or proceeding for which the Company is providing indemnification to Executive. Should Executive determine to employ separate legal counsel in any such action, suit or proceeding, any costs and expenses of such separate legal counsel shall be the sole responsibility of Executive unless the Executive shall have reasonably concluded, based upon the written of legal counsel to the Executive, a copy of which shall be furnished to the Company, that there may be conflicts in the defenses available to the Executive which are different from or additional to those available to the Company (if the Company is also a party or potential party to the claim), or any other named party, in which case the reasonable costs and expenses of such separate legal counsel shall be borne by the Company. If the Company does not assume the defense of any such action, suit or proceeding, the Company shall, upon the request of the Executive, promptly advance or pay any amount for costs or expenses, including the reasonable fees of counsel retained by Executive, incurred by Executive in connection with such action, suit or proceeding; provided that Executive agrees in writing to repay any such amounts advanced if it is ultimately determined by a court of competent jurisdiction that Executive is not entitled to such indemnification. Executive shall be entitled to indemnification under this clause regardless of any subsequent amendments of the Certificate Of Incorporation or By-Laws of the Company.

      4. Registration Rights.

            a. Piggyback Registration Rights. If the Company at any time proposes to register any of its shares of Common Stock for sale to the public under the Securities Act of 1933, as amended, and applicable state blue sky laws, whether or not for sale for its own account, the Company will each such time include in the registration statement all of the underlying shares of Common Stock held by Executive (whether or not he is then serving as a Executive or in any other capacity with the Company), whether held by the Executive as a result of purchase, grant, exercise of the Warrant, 2005 Stock Options, Restricted Stock or otherwise, or any combination of the foregoing (with the securities which the Company at the time proposes to register), so as to permit the sale or other disposition by Executive of such Common Stock. The rights of the Executive hereunder shall be automatic, and Executive shall not be required to consent at the time of registration. Any such registration of Common Stock held by the Executive shall be at Company expense, except for expenses of separate counsel to the Executive. The Company shall have the right to discontinue any such registration at any time prior to the effective date of such registration if the registration of other securities giving rise to such registration rights is discontinued.

Separation and  Consulting  Agreement,
effective as of May 16, 2007, between
National Investment Managers, Inc. and                             Company:_____
Leonard Neuhaus                                                  Executive:_____

            b. Underwriter Cutback. If an underwriter seeks in writing to cut back the exercise of the registration rights set forth in paragraph 4.a above by the Executive, on the basis that such inclusion would adversely affect the underwriter's ability to market the securities included in the registration statement, then the number of shares to be included in the registration statement shall be reduced pro rata with those of all other directors and former directors of the Company seeking to register shares on the basis of the number of shares requested to be included by the Executive and all such other directors and former directors. The Company will provide the Executive with a copy of the written objection received from the underwriter with respect to the inclusion in the registration statement of the Common Stock held by the Executive or other directors who are holders of Common Stock.

            c. SEC Cutback. If the U.S. Securities and Exchange Commission ("SEC") requires the Company to exclude or cut back the participation of the Executive in any registration statement with respect to his Common Stock, then the Company will include the underlying shares of Common Stock held by Executive (whether or not he is then serving as a Executive or in any other capacity with the Company) in each future registration statement until all of such shares have been registered. The Company will provide the Executive with a copy of the correspondence or written objection received from the SEC with respect to the inclusion in the registration statement of the Common Stock held by the Executive.

      5. Compliance. The Company agrees, at its expense, (i) to comply with all requirements under applicable security laws in connection with this Agreement and the transactions contemplated hereby, including, without limitation, the filing of a current report on a Form 8-K with the SEC, and (ii) to assist Executive in connection with preparing and making any filings he is required to make under applicable security laws, including, without limitation, the filing of any Forms 4 and/or 5.

      6. COBRA Rights. Under a separate cover, the Company will inform Executive of Executive's rights to convert and continue existing health insurance coverage, if any, under COBRA following the termination of Executive's employment.

      7. No Other Payments. Executive represents, warrants and acknowledges that the Company owes him no wages, overtime pay, commissions, bonuses, sick pay, personal leave pay, severance pay, vacation pay, business expenses or other compensation or benefits or payments or form of remuneration of any kind or nature, other than that specifically provided for in this Agreement in connection with his employment and consultancy by the Company (as opposed to being a shareholder of the Company).


Separation and  Consulting  Agreement,
effective as of May 16, 2007, between
National Investment Managers, Inc. and                             Company:_____
Leonard Neuhaus                                                  Executive:_____

      8. General Release and Covenant not to Sue from Executive to the Company. Executive, on Executive's own behalf, and on the behalf of Executive's respective descendants, dependants, heirs, executors, administrators, assigns and successors, hereby generally releases the Company from any and all rights, actions, suits, claims or demands of all kinds and descriptions (collectively, "Released Claims") that Executive ever had, now has or hereafter can, shall or may have against the Company by reason of or arising out of any act, matters or omissions of the Company on or before the date of Executive's execution of this Agreement. Executive agrees that he will not file or permit to be filed on his behalf any claim or lawsuit against the Company that is within the scope of or is barred by or in violation of this release. Notwithstanding the foregoing, Executive does not waive or release any rights to benefits currently vested or vested pursuant to the terms of this Agreement, the Option Plan, the Option
Agreement, the Warrant, the warrant purchased by Executive and his spouse in connection with 50,000 shares of Series B Preferred stock (the "Series B Warrant") or any Company sponsored 401(k) or retirement plans, which rights or benefits shall continue to be governed by the Plan, the Option Agreement, the Warrant, Series B Warrant or other applicable plan or governing documents, except as modified herein. Further, notwithstanding the foregoing, nothing contained herein shall be construed to alter, limit, or release (i) any claim to indemnification and/or contribution Executive may have pursuant to applicable law or pursuant to the Company's governance instruments for acts committed during the scope of employment; (ii) coverage, if any, under any Company liability insurance policy; or (iii) any other rights provided to Executive under paragraph 3 above.

      9. General Release and Covenant not to Sue from the Company to Executive. The Company, on behalf of itself, its shareholders, parents, subsidiaries, affiliates, divisions, officers, directors, and representatives and each of its predecessors, successors and assigns, hereby generally releases Executive from any and all Released Claims that the Company ever had, now has or hereafter can, shall or may have against Executive by reason of or arising out of any act, matters or omissions by Executive on or before the date of the Company's execution of this Agreement. The Company agrees that it will not file or permit to be filed on its behalf any claim or lawsuit against Executive that is within the scope of or is barred by or in violation of this release.

      10. No Pending Lawsuits and No Assignment of Claims. The Parties each respectively represent and warrant that each has not filed any claim, lawsuit or administrative charge against the other. The Parties further respectively represent and warrant that each has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm, corporation or entity any claim or other matter herein released. Each Party hereby agrees to indemnify the other and anyone else herein released and hold them harmless against any claims, costs or expenses, including, without limitation, attorneys' fees actually paid or incurred, arising out of, related to or in any manner whatsoever connected with any such transfer or assignment or purported transfer or assignment.

      11. Consequences of Violation of Promises. If either Party files or makes, or permits to be filed or made on its behalf, a lawsuit, charge, complaint, appeal or other claim asserting any claim or demand against the other Party that is within the scope of the claims released in paragraphs 8 and 9 above, whether or not such claim is otherwise valid, in addition to any other rights and remedies which may be available to it, the other Party shall be entitled to (i) immediate dismissal of any such claims, (ii) full enforcement of the terms of this Agreement, and (iii) recovery from the breaching Party of reasonable attorneys' fees and all costs incurred by it in defending such claims. Nothing herein shall prohibit or be deemed to prohibit either Party from filing or pursuing legal action to enforce the terms of this Agreement.


Separation and  Consulting  Agreement,
effective as of May 16, 2007, between
National Investment Managers, Inc. and                             Company:_____
Leonard Neuhaus                                                  Executive:_____

      12. Non-Disclosure and Confidentiality. Executive agrees that, except as required by law, Executive will not at any time, whether directly or indirectly, use or divulge, disclose or communicate to any person, firm or corporation any confidential, secret and/or proprietary information respecting the Company's business and its transactions, products and relationships with its customers or others ("Confidential Information"), whether heretofore or hereafter obtained by Executive while in the employ of the Company or as a consultant to the Company. For purposes of this Agreement, Confidential Information shall also include any information or compilation of information not generally known to the public or the industry, that is proprietary or confidential to the Company, its affiliates and/or those doing business with the Company and/or its affiliates, including but not limited to know-how, process, techniques, methods, plans, specifications, trade secrets, patents, copyrights, supplier lists, customer lists, mailing lists, financial information, business plans and/or policies, methods of operation, sales and marketing plans and any other information acquired or developed by Executive in the course of his past, present and future dealings with the Company, which is not readily available to the public. "Confidential Information" shall not include information relating to the general methodology and mechanics employed by Executive in the performance of Executive's duties at the Company or that Executive can demonstrate was known to him prior to his employment with the Company, that was made available to Executive by a third party without obligation of confidentiality.

      13. Solicitation of Customers. From the date hereof and for one year thereafter (the "Non-Competition Period"), Executive shall not influence or attempt to influence, directly or indirectly, any customer of the Company to divert its business away from the Company.

      14. Soliciting Executives. During the Non-Competition Period, Executive shall not directly or indirectly solicit any person who is then, or at any time within six months prior thereto was, an Executive of the Company to work for any person or entity then in competition with the Company.

      15. Non-Competition. During the Non-Competition Period, Executive shall not, directly or indirectly, in any capacity, engage, own or have any interest in; manage, operate, join, participate in, accept employment with, render advice to, or become interested in or be connected with; furnish consultation or advice to; or permit his name to be used in connection with; any person or entity that competes with the business of the Company. Notwithstanding the foregoing, (i) holding five percent (5%) or less of an interest in the equity, stock options or debt of any publicly traded company shall not be considered a violation of this
Section 15 and (ii) the Company agrees and acknowledges that the area of pension administration for unions, including but not limited to pension administration under the Taft-Hartley Act, does not compete with the Company, and that Executive's employment by or rendering of services during the Non-Competition Period for an individual or entity that provides such pension administration or pension services for unions does not constitute a violation of this Agreement.


Separation and  Consulting  Agreement,
effective as of May 16, 2007, between
National Investment Managers, Inc. and                             Company:_____
Leonard Neuhaus                                                  Executive:_____

      16. Company Property. At the end of the Consulting Period (as defined herein), or earlier upon request of the Company, Executive shall turn over to the Company all books, notes, memoranda, manuals, notebooks, records and other documents made, compiled by, delivered to, or in the possession or control of Executive containing or concerning any Confidential Information, including all copies thereof, in any form or format, including any computer hard disks, wherever located, containing such information, it being agreed that the same and all information contained therein are at all times the exclusive property of the Company.

      t 6 0 17. Non-Disparagement. Executive and the Company (through its officers, directors or shareholders) hereby agree that neither will in any way whatsoever or to any extent whatsoever, whether orally, in writing, or otherwise, disparage, deprecate, rebuke, condemn, slander or libel the other party, or do anything which would directly interfere (or be expected to) with the business, business prospects or reputation of the other party or with the other party's existing or prospective client, vendor, or other business relationships. No information other than confirmation of Executive's dates of employment will be provided by the Company in response to any employer inquiry, a request for reference or otherwise, except as expressly agreed to by Executive. The Company agrees that upon any request for an employment reference for Executive, it will respond in favorable terms.

      18. Consulting Arrangement.

            a.  Services;  Term.  In order to provide  for a smooth and  orderly transition, Executive shall provide consulting services to the Company from the Effective Date through and including July 31, 2007 (the "Consulting Period"). During the Consulting Period, Executive (i) may, but will not be required to, come to the office, (ii) will consult and provide advice to the Chairman of the Board, Chief Executive Officer and President of the Company as reasonably requested during regular business hours (not to exceed 10 hours per week), (iii) will materially adhere to the Company's policies and procedures, except as otherwise provided herein or to the extent they are inconsistent with Executive's status as an independent contractor for the Company, (iv) will be reimbursed for reasonable and necessary out-of-pocket expenses incurred in connection with his consulting services to the Company and (v) may pursue other business opportunities provided that they do not conflict with the Executive's consulting and other obligations hereunder. Nothing in this Section should be construed to prohibit or limit Executive in any way from obtaining employment or performing services for any other individual or entity during the Consulting Period, so long as such employment or services do not violate the Non-Compete and Non-Solicitation provisions included in this Agreement.

            b. Fees. In consideration of Executive's consulting services provided for by this paragraph 18, the Company shall pay Executive a lump sum payment in the total amount of $180,000 (the "Consulting Fee") in the form of a check payable to "Leonard Neuhaus" upon Executive's execution and delivery to the Company of this Agreement. Neither federal, state, nor local taxes of any kind shall be withheld or paid by the Company on behalf of Executive in connection with payments made by the Company under this paragraph 18.b. The Company shall issue a Form 1099 with respect to such payments. Executive acknowledges that as an independent contractor, Executive will be solely liable for any taxes or other payments which may be required by federal, state or local law to be paid on account of any payments made to Executive by the Company under this paragraph 18.b.

Separation and  Consulting  Agreement,
effective as of May 16, 2007, between
National Investment Managers, Inc. and                             Company:_____
Leonard Neuhaus                                                  Executive:_____

            c. Consulting Stock. 50,000 shares of the Company's Common Stock shall bt 12 e issued to Executive, for consulting services, upon Executive's execution and delivery to the Company of this Agreement, pursuant to paragraph 2 ..b of this agreement.

            d. Reimbursement of Expenses. The Company shall reimburse Executive for reasonable and necessary out-of-pocket expenses which Executive incurs in connection with providing consulting services hereunder. Such reimbursement shall be made within 5 days of Executive's submission of the necessary paperwork therefor.

            e. Independent Contractor. Executive's relationship with the Company during the Consulting Period shall be that of an independent contractor, and nothing in this Agreement shall constitute Executive as an Executive, joint venturer, or partner of the Company.

      19. Approval of this Agreement. The Company acknowledges and represents that this Agreement and the transactions contemplated hereby have been validly approved by the Company's Board of Directors.

      20. Entire Agreement. With the exception of (i) the terms of the Plan, the Option Agreement and the Warrant that survive this Agreement pursuant to paragraphs 2.c and 2.d above, (ii) the Series B Warrant, and (iii) any other agreements or plans governing vested rights of the Executive in any Company sponsored retirement and 401(k) plans, this Agreement sets forth the entire agreement between Executive and Company and fully supersedes any and all prior agreements or understanding between them, including without limitation the Employment Agreement and any and all prior employment agreements between the Executive and the Company or its affiliated companies, including any addenda thereto. This Agreement may not be altered, modified, amended or changed, in whole or in part, except in writing executed by Executive and Company. The Company and the Executive acknowledge and agree that they are not relying on and they may not rely on any oral or written representation of any kind that is not set forth in writing in this Agreement.

      21. Non-Assignment and Successors and Assigns. Neither party hereto may assign his or its rights or delegate his or its duties under this Agreement without the prior written consent of the other party; provided, however, that
(i) this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company upon any sale of all or substantially all of the assets of the Company, or upon any merger, consolidation or reorganization of the Company with or into any other corporation or entity; and
(ii) this Agreement shall inure to the benefit of and be binding upon the heirs, assigns or designees of Executive to the extent of any payments due to Executive hereunder. As used in this Agreement, the term "Company" shall be deemed to refer to any such successor or assign of the Company referred to in the preceding sentence.

      22. Waiver. No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement except by written instrument signed by the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

Separation and  Consulting  Agreement,
effective as of May 16, 2007, between
National Investment Managers, Inc. and                             Company:_____
Leonard Neuhaus                                                  Executive:_____

      23. Headings. The paragraph headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provision hereof.

      24. Construction. The Parties agree that the general rule pertaining to construction of contracts that ambiguities are to be construed against the drafter shall not apply to this Agreement.

      25. Severability and Blue Penciling. If any provision of this Agreement is held to be invalid, the remaining provisions shall remain in full force and effect. However, the invalidity of any such provision shall have no effect upon, and shall not impair the enforceability of the release language set forth in paragraphs 8 and 9 above. If any court determines that any covenant in this Agreement, including, without limitation, any restrictive covenant or any part thereof, is unenforceable because it is overly broad, then such provision or part thereof shall be modified by reducing the overly broad portion of the provision to the maximum point where it is enforceable and, in its modified form, such provision shall be enforced.

      26. Choice of Law and Forum. This Agreement shall be interpreted and enforced in accordance with the laws of the State of New York, without regard to its conflict-of-law principles. The Parties agree that any dispute concerning or arising out of this Agreement shall be tried in an appropriate state or federal court in New York, New York.

      27. No Admission. Nothing contained in this Agreement, nor the fact that the parties sign this Agreement, shall be considered as an admission of any type by either party. The Company agrees that it shall have no right of offset against any amounts payable to Executive under this Agreement.

      28. Counterparts. This Agreement may be executed in counterparts, and each counterpart, when executed, shall have the efficacy of a signed original. Photographic and facsimiled copies of such signed counterparts may be used in lieu of the originals for any purpose.

      29. Voluntary and Knowing Execution of Agreement. Executive acknowledges that (i) Executive has been advised by Company to consult an attorney regarding the terms and conditions of this Agreement before executing it, (ii) Executive fully understands the terms of this Agreement including, without limitation, the significance and consequences of the General Release in paragraph 8 above, and
(iii) Executive is executing this Agreement voluntarily, knowingly and willingly and without duress. Likewise, the Company acknowledges that (i) it has had the opportunity to consult an attorney regarding the terms and conditions of this Agreement before executing it, (ii) the Company fully understands the terms of this Agreement, including, without limitation, the significance and consequences of the General Release in paragraph 9 above, and (iii) the Company is executing this Agreement voluntarily, knowingly and willingly and without duress.

Separation and  Consulting  Agreement,
effective as of May 16, 2007, between
National Investment Managers, Inc. and                             Company:_____
Leonard Neuhaus                                                  Executive:_____

      IN WITNESS HEREOF, the Parties hereto have executed this Agreement effective May 16, 2007.


NATIONAL INVESTMENT MANAGERS, INC.
(Company)


By:/s/Steven Ross                      /s/Leonard Neuhaus
   --------------                         ---------------
Name: Steven Ross                         Leonard Neuhaus




     Title: CEO

Dated: May 16, 2007                    Dated: May 16, 2007
      -------------                           ------------


Separation and  Consulting  Agreement,
effective as of May 16, 2007, between
National Investment Managers, Inc. and                             Company:_____
Leonard Neuhaus                                                  Executive:_____